EXHIBIT 99.1

ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of May 15, 2006

Statements contained in this Contract Status of Offshore Rig Fleet report including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) letter of intent or contract cancellations; (v) early contract termination, (vi) actual timing of contract term completion, (vii) finalization, modifications or termination of commitments made verbally or by letters of intent, (viii) new contracts or contract extensions, and (ix) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of date posted. The Company undertakes no duty to update the contents of this Contract Status of Offshore Rig Fleet report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

North & South America Gulf of Mexico Jackups
ENSCO 60	Levingston 111-C	300	LLOG	Mid 130's	Gulf of Mexico	Jul. 06
ENSCO 68	MLT 116-CE	400	Tarpon	Mid 160's	Gulf of Mexico	Jun. 06	Next to Seneca to Jun. 06, mid 160's
ENSCO 74	MLT Super 116-C	400	Dominion	Mid 160's	Gulf of Mexico	Jun. 06
ENSCO 75	MLT Super 116-C	400	Apache	Mid 160's	Gulf of Mexico	Jun. 06	Next to Hydro GOM to Sep. 06, mid 180's
ENSCO 81	MLT 116-C	350	Apache	Mid 150's	Gulf of Mexico	Jun. 06
ENSCO 82	MLT 116-C	300	Chevron	Low 150's	Gulf of Mexico	Aug. 06
ENSCO 83	MLT 82 SD-C	250	Gryphon	Low 120's	Gulf of Mexico	May 06	Next to ADTI to Jul. 06, low 120's, then to shipyard until Dec. 06
ENSCO 84	MLT 82 SD-C	250	Apache	Low 120's	Gulf of Mexico	Jun. 06	Expect to work in the Middle East for 3 years commencing Q1 07 following mobilization, mid 160's with cost adjustments
ENSCO 86	MLT 82 SD-C	250	ExxonMobil	Low 110's	Gulf of Mexico	Jun. 06	Well to well, market rate
ENSCO 87	MLT 116-C	350	Hunt Petroleum	Mid 150's	Gulf of Mexico	May 06	Next to Nexen to Jun. 06, mid 150's, then back to Hunt Petroleum to Oct. 06, market rate
ENSCO 89	MLT 82 SD-C	250	Chevron	Low 120's	Gulf of Mexico	May 06
ENSCO 90	MLT 82 SD-C	250	Apache	Low 120's	Gulf of Mexico	Jun. 06
ENSCO 93	MLT 82 SD-C	250	Hunt Oil	Mid 120's	Gulf of Mexico	Jun. 06	Next to Tana to Jun. 06, mid 120's, then back to Hunt Oil to Sep. 06, mid 120's
ENSCO 98	MLT 82 SD-C	250	Stone	Mid 70's	Gulf of Mexico	Aug. 06
ENSCO 99	MLT 82 SD-C	250	ExxonMobil	Low 110's	Gulf of Mexico	Dec. 06	Well to well, market rate
ENSCO 105	KFELS MOD V-B	400	EPL/Nexen	Low 140's	Gulf of Mexico	Feb. 07	Next expect to mobilize to Tunisia for up to 24-month program, low $200's with cost adjustments, plus unpriced options
Semisubmersibles
ENSCO 7500	Dynamically Positioned	8000	Chevron	Mid 180's	Gulf of Mexico	Feb. 08	Plus unpriced options
ENSCO 8500	Dynamically Positioned	8500	Under construction		Singapore	2Q 08	Contracted in Gulf of Mexico to Anadarko, Dominion, Kerr McGee to 3Q 12, low 250's with cost adjustments & lump sum payment of $20 million, plus four 1-year same-rate options
ENSCO 8501	Dynamically Positioned	8500	Under construction		Singapore	1Q 09	Contracted in Gulf of Mexico to Nexen and Noble Energy to 4Q 12, low 330's with cost adjustments, plus unpriced options
Platform Rig
ENSCO 25	3000 HP API		Chevron	Mid 30's	Gulf of Mexico	Dec. 06	Well to well
South America
ENSCO 69	MLT 84-S	400	ConocoPhillips	Low 70's	Venezuela	Sep. 07
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.
1

ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of May 15, 2006

Statements contained in this Contract Status of Offshore Rig Fleet report including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) letter of intent or contract cancellations; (v) early contract termination, (vi) actual timing of contract term completion, (vii) finalization, modifications or termination of commitments made verbally or by letters of intent, (viii) new contracts or contract extensions, and (ix) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of date posted. The Company undertakes no duty to update the contents of this Contract Status of Offshore Rig Fleet report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Europe & Africa
North Sea
ENSCO 70	Hitachi K1032N	250	ATP	High 160's	UK	Nov. 06	Plus unpriced options
ENSCO 71	Hitachi K1032N	225	Maersk	High 70's	Denmark	Aug. 07	Rate changes Aug. 06 to mid 90's, plus 1 year option, low 100's
ENSCO 72	Hitachi K1025N	225	Total	High 160's	Netherlands	Dec. 07	Fixed rate for 06 with cost adjustments, 07 at market or agreed fixed rate, plus 1 year unpriced option
ENSCO 80	MLT 116-CE	225	ConocoPhillips	Mid 160's	UK	Sep. 06	Fixed rate for 06 with cost adjustments, 07 options unpriced
ENSCO 85	MLT 116-C	225	ExxonMobil	High 90's	UK	Jun. 06	Next to Newfield to Dec. 07, mid 160's for 06 work with cost adjustments, 07 and options unpriced
ENSCO 92	MLT 116-C	225	ConocoPhillips	Mid 160's	UK	Oct. 06	Fixed rate for 06 with cost adjustments including four one-well options, next expect to work Jan. 07 to May 08, mid 160's with cost adjustments, plus unpriced options
ENSCO 101	KFELS MOD V-A	400	Tullow	Mid 170's	UK	Dec. 06	Fixed rate for 06 with cost adjustments, 07 and options unpriced
ENSCO 102	KFELS MOD V-A	400	ConocoPhillips	Low 150's	UK	Apr. 07	With cost adjustments, plus unpriced options
Africa
ENSCO 100	MLT 150-88-C	350	ExxonMobil	Mid 130's	Nigeria	Feb. 07	With cost adjustments, plus unpriced option
Asia & Pacific Rim
Middle East/ India
ENSCO 50	F&G L-780 Mod II-C	300	British Gas	Mid 70's	India	Dec. 06	Rate increases Jun. 06 to high 90's, plus unpriced option
ENSCO 53	F&G L-780 Mod II-C	300	British Gas	High 90's	India	Dec. 06	Plus unpriced option
ENSCO 54	F&G L-780 Mod II-C	300	Ras Gas	Mid 50's	Qatar	Jul. 07	Plus one 3-well option, mid 50's
ENSCO 76	MLT Super 116-C	350	Saudi Aramco	Low 100's	Saudi Arabia	Sep. 08	Plus two 1-year options, mid 120's to high 130's
ENSCO 88	MLT 82 SD-C	250	Ras Gas	Mid 60's	Qatar	May 08	Plus three 5-well options, high 70's to low 100's
ENSCO 94	Hitachi 250-C	250	Ras Gas	Mid 50's	Qatar	Jan. 08	Plus two 7-well options, high 50's to low 60's
ENSCO 95	Hitachi 250-C	250	Saudi Aramco	Mid 70's	Saudi Arabia	Nov. 08	Plus two 1-year options, mid 80's to mid 90's
ENSCO 96	Hitachi 250-C	250	Saudi Aramco	Low 80's	Saudi Arabia	Dec. 08	Plus 1-year option, mid 90's
ENSCO 97	MLT 82 SD-C	250	Saudi Aramco	Low 80's	Saudi Arabia	Oct. 07	Plus three 1-year options, low 90's to low 110's
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.
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ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of May 15, 2006

Statements contained in this Contract Status of Offshore Rig Fleet report including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) letter of intent or contract cancellations; (v) early contract termination, (vi) actual timing of contract term completion, (vii) finalization, modifications or termination of commitments made verbally or by letters of intent, (viii) new contracts or contract extensions, and (ix) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of date posted. The Company undertakes no duty to update the contents of this Contract Status of Offshore Rig Fleet report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Southeast Asia/
Australia
ENSCO 51	F&G L-780 Mod II-C	300	Shell	Mid 60's	Brunei	Jan. 08	Rate increases Jul. 06 to mid 80's, adjusts to average market rate every six months (next adj. Jan. 07)
ENSCO 52	F&G L-780 Mod II-C	300	Petronas Carigali	Mid 50's	Malaysia	Jun. 06	Rate increases Jul. 06 to mid 70's, then increases Nov. 06 to low 110's, plus unpriced option
ENSCO 56	F&G L-780 Mod II-C	300	Shell	Low 80's	New Zealand	Mar. 07	Plus options at average market rate, then expect to work for approximately one month, mid 140's, plus unpriced options
ENSCO 57	F&G L-780 Mod II-C	300	Murphy	Low 90's	Malaysia	Dec. 06	Rate increases Aug. 06 to low 100's, plus unpriced options
ENSCO 67	MLT 116-CE	400	ROC Oil	Low 100's	Australia	Jun. 06	Rate increases late May 06 to mid 110's, next to Apache to Dec. 06, mid 90's, then expect to work in Indonesia to Jul. 07, high 140's, plus unpriced options
ENSCO 104	KFELS MOD V-B	400	CTOC	Mid 90's	Malaysia	Jan. 07	Rate increases Dec. 06, low 130's with cost adjustments, plus unpriced options
ENSCO 106	KFELS MOD V-B	400	Apache	Mid 180's	Australia	Mar. 07	Plus unpriced option
ENSCO 107	KFELS MOD V-B	400	Pearl	Low 110's	Thailand	May 06	Next to KNOC in Vietnam to Sep. 06, low 100's with cost adjustments, plus 3-well same-rate options, then to Origin in New Zealand to Aug. 07, mid 180's with cost adjustments, plus 3-well same-rate options, then to OMV to Jul. 08, low 200's with cost adjustments, plus unpriced options
ENSCO 108	KFELS MOD V-B	400	Under construction		Singapore	Apr. 07	Next expect to work in Indonesia to Apr. 08, mid 170's, with rate increase Oct. 07 to low 180's, plus options Apr. 08 to Oct. 08, mid 190's, then to Apr. 09, low $200's

ENSCO I	Barge Rig		Total	Low 50's	Indonesia	Apr. 07

Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.
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